HATTERAS VARIABLE TRUST

Hatteras Alpha Hedged Strategies Variable Fund
(the “Fund)

A series of Hatteras Variable Trust

February 19, 2013

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
dated May 15, 2012, as supplemented

The purpose of this Supplement is to notify shareholders that the Managed Futures Strategies portfolio (the “Portfolio”), one of the affiliated underlying portfolios in which the Fund invests, will be modifying its managed futures program.  Currently, the Portfolio invests up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which invests in trading accounts managed by the Portfolio’s trading advisors.  Effective immediately, the Subsidiary will also be permitted to enter into commodity based swap agreements.

Accordingly, to clarify that the Fund’s exposure to swap agreements includes commodity based swap agreements, the disclosure titled “Swap Agreement Risks” on page 4 of the Prospectus is hereby deleted and replaced with the following:

Swap Agreement Risks: The Underlying Investments may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

Additionally, effective immediately, Battenkill Capital Management, Inc. no longer serves as sub-advisor to the Underlying Funds.  Please disregard all references to this investment adviser in the Prospectus and SAI.

Please retain this Supplement with your
Prospectus and SAI for future reference.